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Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 2001 included in this Form 10K into the Company's previously filed Registration Statements (File No.'s 333-08709, 333-01832, 333-15239, 333-39027, 333-59353, 333-61871, 333-86799 and 333-47226) on
Form S-8.

                                       /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 28, 2001



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